Investor A Institutional [Member] Investment Strategy - Investor A Institutional [Member] - iShares Russell Small/Mid-Cap Index Fund	Jul. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]
The Fund seeks to track the investment results of the Russell 2500TM Index (the “Underlying Index”), which measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Underlying Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Components primarily include industrials, financials, consumer discretionary and health care companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
BlackRock uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index.